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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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         Date of Report (Date of earliest event reported): JUNE 7, 2000


                                  INTEVAC, INC.
             (Exact name of Registrant as specified in its charter)

           CALIFORNIA                      0-26946                  94-3125814
  (State or other jurisdiction       (Commission File No.)          (IRS Employer
of incorporation or organization)                               Identification Number)

                   3560 BASSETT STREET, SANTA CLARA, CA 95054
           (Address of principal executive office including zip code)


                                 (408) 986-9888
              (Registrant's telephone number, including area code)



                                       N/A
          (Former name or former address if changed since last report)





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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (a)  Previous independent accountants

          (i) On June 7, 2000, Intevac dismissed Ernst & Young LLP, which had previously served as Intevac's independent accountants.

          (ii) The reports of Ernst & Young LLP on the financial statements of the Company for the fiscal years ended December 31, 1999 and December 31, 1998 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

          (iii) The Audit Committee of Intevac's Board of Directors participated in and approved the decision to change independent accountants on June 5, 2000

          (iv) In connection with its audit for the fiscal years ended December
31, 1999 and December 31, 1998 and the subsequent interim period ended June 7, 2000, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference thereto in their report on the financial statements for such years.

          (v)  During the fiscal years ended December 31, 1999 and December 31,
1998 and the subsequent interim period ended June 7, 2000, there were no reportable events as that term is defined in Item 304(a)(1)(v) of Regulation
S-K.

          (vi) Intevac has requested that Ernst & Young LLP furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter, dated June 12, 2000, is filed as
Exhibit 16.1 to this Form 8-K.

     (b)  New independent accountants

     On June 8, 2000, Intevac engaged Grant Thornton LLP as its new independent accountants. Such engagement was approved by the Audit Committee of Intevac's
Board of Directors on June 5, 2000. During the two most recent fiscal years and through June 8, 2000, the Company has not consulted with Grant Thornton LLP regarding either:

          (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Intevac's financial statements, and neither a written report was provided to Intevac nor oral advice was provided that Grant Thornton
LLP concluded was an important factor considered by Intevac in reaching a decision as to the accounting, auditing or financial reporting issue; or

          (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

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ITEM 7. EXHIBITS

     The following exhibits are filed as part of this report:

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
      EXHIBIT
      NUMBER                            DESCRIPTION
      -------                           -----------
       16.1     Letter from Ernst & Young regarding change in certifying accountant.



                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       INTEVAC, INC.


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
Date:  June 13, 2000                   By:  /s/ CHARLES B. EDDY III
                                            ------------------------
                                            Charles B. Eddy III
                                            Vice President, Finance and Administration, Chief
                                            Financial Officer, Treasurer and Secretary

                               INDEX TO EXHIBITS


EXHIBIT
NUMBER                            DESCRIPTION
-------                           -----------
 16.1     Letter from Ernst & Young regarding change in certifying accountant.